SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 January 8, 2002                                       1-1225
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 Date of Report (Date of Earliest Event        (Commission File Number)
                    Reported)


                      AMERICAN HOME PRODUCTS CORPORATION
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          (Exact name of the registrant as specified in its charter)


            Delaware                              13-2526821
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(State of incorporation or organization)     (IRS Employer Identification No.)


   Five Giralda Farms, Madison, NJ                  07940
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(Address of principal executive offices)          (Zip Code)


                                (973) 660-5000
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             (Registrant's Telephone Number, Including Area Code)




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ITEM 5.       OTHER EVENTS.

         On October 13, 1999, the Board of Directors of American Home Products Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.33-1/3 per share (the "Common Shares") outstanding on October 18, 1999 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder, under certain circumstances and upon the occurrence of certain events, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $2.50 per share (the "Preferred Shares"), of the Company, at an exercise price of $225.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment.

         The Company entered into a Rights Agreement (the "Original Rights Agreement"), dated as of October 13, 1999 with ChaseMellon Shareholder Services L.L.C. ("ChaseMellon"), pursuant to which, among other things, the Company appointed ChaseMellon as the Rights Agent, as such term is defined in the Original Rights Agreement. Effective as of the close of business on January 7, 2002, the Company removed ChaseMellon as Rights Agent and appointed The Bank of New York ("BONY") as successor Rights Agent. In connection with this appointment, the Company amended and restated the Original Rights Agreement effective January 8, 2002.

     Additionally the Rights Agreement (as defined below), among other things
(a) extends to the Rights Agent the authority under certain circumstances to request a court to appoint a new Rights Agent in the event the Company fails to do so, (b) provides that neither the Company nor the Rights Agent shall be liable to any holder of a Right or other person as a result of its inability to perform any of its obligations under the Rights Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by other governmental authorities, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restricting performance of such obligation; provided the Company must use its reasonable efforts to have such order, decree or rule lifted or otherwise overturned as soon as practicable, (c) added a provision requiring 10 days prior written notice to the Rights Agent in order for the Company to appoint a co-Rights Agent and (d) provides that any supplement or amendment that does not amend Sections 15, 19, 20 or 21 of the Rights Agreement in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not it is executed by the Rights Agent.

          The description and terms of the Rights are set forth in the Amended and Restated Rights Agreement (the "Rights Agreement"), dated as of January 8, 2002, by and between the Company and BONY as Rights Agent (the "Rights Agent").

         The Rights Agreement is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (c)      Exhibits

         99.1 Amended and Restated Rights Agreement dated as of January 8, 2002 between American Home Products Corporation and The Bank of New York, as Rights Agent, with the form of Certificate of Designation attached as Exhibit A thereto and the form of Right Certificate attached as Exhibit B thereto. (incorporated by reference to American Home Products Corporation's Amendment No. 2 to Form 8-A/A filed with the Securities and Exchange Commission on January 8,
                    2002)


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, American Home Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        AMERICAN HOME PRODUCTS CORPORATION


                        By:  /s/ Paul J. Jones
                             ------------------------------------------------
                             Name: Paul J. Jones
                             Title:  Vice President & Comptroller


Date:  January 8, 2002



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                                 EXHIBIT INDEX



Exhibit Number

99.1 Amended and Restated Rights Agreement dated as of January 8, 2002 between American Home Products Corporation and The Bank of New York, as Rights Agent, with the form of Certificate of Designation attached as Exhibit A thereto and the form of Right Certificate attached as Exhibit B thereto. (incorporated by reference to American Home Products Corporation's Amendment No. 2 to Form 8-A/A filed with the Securities and Exchange Commission on January 8, 2002.